UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2015 (June 10, 2015)

Lifetime Brands, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

0-19254	11-2682486
(Commission File Number)	(IRS Employer Identification No.)

1000 Stewart Avenue, Garden City, New York 11530

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) 516-683-6000

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2015, Lifetime Brands, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved the Amended and Restated 2000 Long-Term Incentive Plan (the “2000 Plan”). The 2000 Plan was amended, among other things to (i) increase the number of shares authorized for issuance under the 2000 Plan by an additional 650,000 shares, (ii) permit (but not require) certain awards under the 2000 Plan to continue to qualify for an exemption from the $1 million deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and (iii) incorporate several additional governance features into the 2000 Plan. The 2000 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2000 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2015 (the “Proxy Statement”). The forgoing summaries of the 2000 Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2000 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2015, the Company held its Annual Meeting. A summary of matters voted upon by the stockholders at the Annual Meeting is set forth below.

Proposal 1: Election of Directors

Ten directors were elected to serve on the Board of Directors of the Company to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, based on the following votes:

	FOR	WITHHELD	BROKER NON-VOTES
Jeffrey Siegel	11,194,720	220,125	1,408,807
Ronald Shiftan	11,075,281	339,564	1,408,807
Craig Phillips	11,075,181	339,664	1,408,807
David E. R. Dangoor	11,250,717	164,128	1,408,807
Michael J. Jeary	11,250,717	164,128	1,408,807
John Koegel	11,280,934	133,911	1,408,807
Cherrie Nanninga	11,282,678	132,167	1,408,807
Dennis E. Reaves	11,283,220	131,625	1,408,807
Michael J. Regan	11,250,516	164,329	1,408,807
William U. Westerfield	11,282,578	132,267	1,408,807

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,269,127	310,303	244,222	—

Proposal 3: Approval of the Company’s Amended and Restated 2000 Long-Term Incentive Plan

The Amended and Restated 2000 Long-Term Incentive Plan was approved, based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,256,766	924,896	233,183	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Lifetime Brands, Inc. Amended and Restated 2000 Long-Term Incentive Plan.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lifetime Brands, Inc.

By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President – Finance, Treasurer
and Chief Financial Officer

Date: June 11, 2015